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                                                                    EXHIBIT 10.8

                                 FIRST AMENDMENT

                          Dated as of December 12, 1997

      THIS FIRST AMENDMENT dated as of December 12, 1997 (this "Amendment") amends the Credit Agreement dated as of February 11, 1997 (the "Credit Agreement") among VIDEO UPDATE, INC. (the "Company"), VIDEO UPDATE CANADA INC. ("VUCI"), various financial institutions (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), as U.S. Agent (the "U.S. Agent"), and BANK OF AMERICA CANADA, as Canadian Agent (the "Canadian Agent"). Terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Lenders to make Loans to the Company and VUCI from time to time; and

      WHEREAS, the parties hereto desire to amend, and the Required Lenders have agreed to waive, certain provisions of the Credit Agreement as set forth below;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement is amended in accordance with Sections 1.1 through 1.5 below:

      1.1 Replacement of Certain Definitions. Section 1.1 is amended by deleting the existing definitions of "Computation Period" and "Funded Debt Ratio" in their entirety and substituting the following therefor, respectively:

            Computation Period means any period of three consecutive calendar months ending on the last day of calendar month; provided that for purposes of calculating the Funded Debt Ratio and the Fixed Charge Ratio,
      (i) during the period from February 28, 1998, to October 31, 1998, "Computation Period" shall mean each period beginning on November 1, 1997 and ending on the last day of a calendar month and (ii) after the period specified in clause (i), "Computation Period" shall mean any period of 12 consecutive calendar months ending on the last day of a calendar month.
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            Funded Debt Ratio means, as of any date of calculation, the ratio of
      (x) Funded Debt as of such date to (y) the product of (i) the total of (a) EBITDA for the Computation Period most recently ended minus (b) 26% (or, for any Computation Period ending after September 30, 1997, 25%) of the revenues of the Company and its Subsidiaries multiplied by (ii) a fraction, the numerator of which is the 12 and the denominator of which is the number of months in such Computation Period.

      1.2 Amendment of Section 6.2(d). Section 6.2(d) is amended in its entirety to read as follows:

                  (d) Funded Debt Ratio. Unless the Required Lenders otherwise consent in writing, the Funded Debt Ratio shall not be greater than 1.75 to 1; provided that this condition shall not apply to any Borrowing pursuant to Section 4.3(b) under any of the Letters of Credit issued by BAI on January 17, 1997 in favor of (i) Ontario Municipal Employees Retirement Board, (ii) Allstate Life Insurance Company of Canada or (iii) BT-TR Realty Holding Inc. so long as the aggregate amount of all such Borrowings does not exceed $1,500,000.

      1.3 Amendment of Section 8.6.2. Section 8.6.2 is amended in its entirety to read as follows:

                  8.6.2 Fixed Charge Ratio. Not permit the Fixed Charge Ratio to be less than (a) 2.20 to 1.00 as of the last day of any month ending on or before November 30, 1997 and (b) 2.50 to 1.00 as of the last day of any month thereafter.

      1.4 Amendment of Section 8.6.3. Section 8.6.3 is amended in its entirety to read as follows:

                  8.6.3 Funded Debt Ratio. Not permit the Funded Debt Ratio at any time during the periods set forth below to exceed the applicable ratio set forth below:

                  Ratio                        Period
                  -----                        ------
                  3.00:1                       12/31/97 - 06/30/98
                  2.75:1                       07/31/98 and thereafter

      1.5 Amendment to Exhibit C. Exhibit C to the Credit Agreement is deleted in its entirety and replaced by the Exhibit C attached hereto.


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      SECTION 2 WAIVERS. Effective on (and subject to the occurrence of) the
First Amendment Effective Date, the Required Lenders hereby waive:

      (a) the Company's non-compliance with Section 8.6.3 of the Credit Agreement for the Computation Period ended September 30, 1997.

      (b) any non-compliance with Section 8.6.3 of the Credit Agreement for the Computation Periods ending October 31, 1997 and November 30, 1997, so long as the remainder of EBITDA minus 25% of the revenues of the Company and its Subsidiaries is (i) at least $1.25 million for the Computation Period ending October 31, 1997 and (ii) at least $1.00 million for the Computation Period ending November 30, 1997; and

      (c) any non-compliance with Section 8.6.4 of the Credit Agreement for the Computation Periods ending October 31, 1997 and November 30, 1997, so long as the Mature Store Contribution Margin for each such Computation Period is not less than 0.15 to 1.

      SECTION 3 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that each warranty set forth in Article VII of the Credit Agreement is true and correct as if made on the date hereof, except (i) for such changes as are specifically permitted under the Credit Agreement and (ii) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date.

      SECTION 4 EFFECTIVENESS. The amendments set forth in Section 1 above and the waivers set forth in Section 2 above shall become effective, as of the day and year first above written, on such date (herein called the "First Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

      (a) Amendment. Counterparts of this Amendment executed by the parties hereto.

      (b) Resolutions. Certified copies of resolutions of the Board of Directors of the Company and VUCI, or any authorized committee thereof, authorizing the execution and delivery of this Amendment and the performance by the Company and VUCI of their obligations under the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement").

      (c) Opinion. An opinion, addressed to the Agent and all Lenders, from counsel to the Company in form satisfactory to the Agent.


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      SECTION 5  MISCELLANOUS.

      5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and any Note to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

      5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      5.3 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

      5.4 Successors and Assigns. This Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

      Delivered at Chicago, Illinois, as of the day and year first above written.

                                    VIDEO UPDATE, INC.

                                        /s/ Christopher J. Gondeck
                                    By:________________________________________

                                           Chief Financial Officer
                                    Title:_____________________________________


                                    VIDEO UPDATE CANADA INC.

                                        /s/ Daniel C. Howard
                                    By:________________________________________

                                           Chief Operating Officer
                                    Title:_____________________________________


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as
                                    U.S. Agent

                                        /s/ David A. Johnson
                                    By:________________________________________

                                           Vice President
                                    Title:_____________________________________


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
                                    BANK OF AMERICA CANADA,
                                    as Canadian Agent


                                    By: /s/
                                       ----------------------------------------
                                    Title: VP
                                          -------------------------------------


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,
                                    as a Lender


                                    By: /s/
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    BANK OF AMERICA CANADA, as a Canadian Lender designated by Bank of America National Trust and Savings Association


                                    By: /s/
                                       ----------------------------------------
                                    Title: VP
                                          -------------------------------------


                                    BANK LEUMI TRUST COMPANY OF
                                    NEW YORK


                                    By: /s/ Gloria Bucher
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    BANK ONE, CHICAGO, NA


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    HARRIS TRUST AND SAVINGS BANK


                                    By: /s/
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    LASALLE NATIONAL BANK


                                    By: /s/
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


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
                                    MICHIGAN NATIONAL BANK
                                    a National Banking Association


                                    By: /s/ Charles W. Read III
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    THE SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH


                                    By: /s/ Jeffrey P. Norton
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    By: /s/ John W. Howard, Jr.
                                       ----------------------------------------
                                    Title: Vice President & Manager
                                          -------------------------------------


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